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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 20, 2006

                        Global Pari-Mutual Serivces, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


              Nevada                   000-32509             88-0396452
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  (State or other jurisdiction of     (Commission          (IRS Employer
   incorporation or organization)     File Number)       Identification No.)


       2533 North Carson Street
          Carson City, Nevada                         89706
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(Address of Principal Executive Offices)            (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (415) 302-8621
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                                       N/A
               ----------------------------------------------------
              (Former name, former address, and formal fiscal year,
                          if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 1.01, 7.01, and 8.01 Entry into a Material Definitive Agreement, Regualtion
FD Disclosure, Other Events

On April 19, 2006, the Board of Directors of Global Pari-Mutuel Services, Inc. (the "Company"), finalized and closed the agreement wherein the Company acquired all of the outstanding shares of the Royal Turf Club, Inc. ("RTC") a Nevada corporation and its wholly owned subsidiary the Royal Turf Club of Antigua in exchange for six million (6,000,000) shares of the Company's shares of common stock.


In addition, the Company will issue additional 1,500,000 shares of the Company's common stock to the shareholders of RTC based upon the following earn out schedule:

     If RTC's pretax profit for the year ended December 31, 2006 is $1,000,000 an additional 500,000 shares will be issued to the shareholders of RTC at the date of acquisition.

     If RTC's pretax profit for the year ended December 31, 2007 is $2,500,000 an additional 500,000 shares will be issued to the shareholders of RTV at the date of acquisition.

     If RTC's pretax profit for the year ended December 31, 2008 is $4,000,000 an additional 500,000 shares will be issued to the shareholders of RTC at the date of acquisition.

The following disclosure is made pursuant to the conflict of interest policies.

     James Egide is a member of the Board of Directors of the Company.

     James Egide, individually, is a minority shareholder of RTC.

     James Egide will, upon the approval and execution of this Agreement, be among the RTC shareholders receiving shares of the Company's common stock pursuant to this Agreement.



Item 9.01 Financial Statements and Exhibits

Proforma financial statements associated with the acquisition of the Royal Turf Club of Nevada will be filed on form 8K not later than June 30, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Global Pari-mutuel Services, Inc.



Dated:  April 21, 2006                       By /s/ James A. Egide
                                             -----------------------------------
                                             James A. Egide
                                             Chief Executive Officer